                                                               EXHIBIT 9 (a)(ii)

                              LETTER OF TRANSMITTAL
                                    to Tender
                    REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       and
               SERIES B REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       of
                           MAXCOR FINANCIAL GROUP INC.
               Pursuant to the Prospectus, dated October 16, 1997


THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME ON NOVEMBER 13, 1997, UNLESS EXTENDED. THE EXCHANGE OFFER IS CONDITIONED UPON AT LEAST 95% OF THE AGGREGATE OUTSTANDING WARRANTS BEING VALIDLY TENDERED AND NOT WITHDRAWN AND CERTAIN OTHER CONDITIONS. WARRANTS TENDERED FOR EXCHANGE MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE AND, UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE, AT ANY TIME AFTER 12:00 MIDNIGHT NEW YORK CITY TIME ON DECEMBER 12, 1997.


                                 EXCHANGE AGENT:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                By Mail:                          By Overnight Courier:                          By Hand:
       Continental Stock Transfer               Continental Stock Transfer             Continental Stock Transfer &
            & Trust Company                          & Trust Company                           Trust Company
               2 Broadway                               2 Broadway                        2 Broadway, 19th Floor
           New York, NY 10004                       New York, NY 10004                      New York, NY 10004
    Attn: Reorganization Department          Attn: Reorganization Department          Attn: Reorganization Department
     (registered or certified mail
              recommended)

                                  By Facsimile:
                           Continental Stock Transfer
                                 & Trust Company
                         Attn: Reorganization Department
                             Fax No. (212) 509-5150
                        (For Eligible Institutions Only)
                              Confirm by telephone:
                     Telephone no. (212) 509-4000, ext. 535


                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


                  YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                  The undersigned acknowledges receipt of the Prospectus, dated October 16, 1997 ("Prospectus"), of Maxcor Financial Group Inc. ("Company") which, together with this Letter of Transmittal ("Letter of Transmittal"), as either may be amended from time to time, constitute the Company's offer ("Exchange Offer"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, to exchange 0.1667 of a share of its common stock, par value $.001 per share ("Common Stock"), for each and every of its issued and outstanding Redeemable Common Stock Purchase Warrants ("Series A Warrants") and Series B Redeemable Common Stock Purchase

Warrants ("Series B Warrants" and, together with the Series A Warrants, the "Warrants"). As described in more detail in the Prospectus, the Company will issue one whole share of Common Stock in exchange for every six Warrants (either Series A Warrants, Series B Warrants or both) tendered and accepted by the Company for exchange pursuant to the Exchange Offer. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Additionally, under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

                  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  PLEASE READ THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING OR SIGNING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW.

                  List below the Warrants to which this Letter of Transmittal relates. If the space provided below is inadequate, the Warrant certificate numbers, the number of Warrants represented thereby, the number of Warrants being tendered and the Series of Warrant should be listed on a separate signed schedule and affixed hereto.

                    DESCRIPTION OF WARRANTS TENDERED HEREWITH

            NAME(S) AND ADDRESS(ES) OF

               REGISTERED HOLDER(S)
   (If blank, please fill in exactly as name(s)
        appears on Warrant certificate(s))                                    WARRANTS TENDERED
                                                                           Indicate
                                                                            Whether
                                                                           Series A                           Total
                                                          Warrant         Warrant or         Total          Number of
                                                        Certificate        Series B        Number of         Warrants
                                                         Number(s)*         Warrant        Warrants*        Tendered**

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                    Total Warrants
------------------------------------------------------------------------------------------------------------------------

* Need not be completed by Warrant holders tendering Warrants by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Warrants represented by the certificates bearing the serial numbers listed are being tendered.

                  This Letter of Transmittal is to be completed by holders of Warrants pursuant to instructions set forth below and the procedures set forth in the Prospectus under the caption "THE EXCHANGE OFFER -- Procedure for Tendering."

                  Warrant holders whose Warrants are not immediately available or who cannot deliver their Warrants or a confirmation (a "Book-Entry Confirmation") of a book-entry tender of their Warrants into the Exchange Agent's account at the Depositary Trust Company ("DTC") and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Warrants in accordance with the Notice of Guaranteed Delivery enclosed herewith and the guaranteed delivery procedure set forth in the Prospectus under the caption "THE EXCHANGE OFFER -- Guaranteed Delivery Procedure." See Instruction 1 of this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

/ / CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s): _________________________________________

         Name of Eligible Institution that Guaranteed Delivery: ________________

/ / CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ________________________________________

         Account Number: _______________________________________________________

         Transaction Code Number: ______________________________________________

o        CHECK HERE TO INDICATE WHETHER ANYONE SOLICITED THE TENDER OF
         YOUR WARRANTS AND, IF SO, COMPLETE THE FOLLOWING (SEE INSTRUCTION 9)

         Name of Soliciting Dealer: ____________________________________________

         Name of Individual Broker: ____________________________________________

         Telephone Number of Broker: ___________________________________________

         Address: ______________________________________________________________

         Number of Warrants Solicited: _________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Warrants listed above. Subject to, and effective upon, the acceptance for exchange of the Warrants tendered herewith, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Warrants. No fractional shares of Common Stock will be issued as a result of the Exchange Offer. Holders of Warrants who tender a number of Warrants not evenly divisible by six and who would otherwise therefore be entitled pursuant to the Exchange Offer to a fractional share of Common Stock will receive cash in lieu of such fractional amount. Under the Company's Stockholder Rights Plan, one Right to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock will be issued with and solely represented by each share of Common Stock that is issued to a Warrant holder in exchange for his or her Warrants.

                  The undersigned represents and warrants that the undersigned is the lawful owner of, and has full power and authority to tender, exchange, assign and transfer, the Warrants described above and tendered hereby and that, if and when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Warrants, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that the undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Warrants.

                  The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions to the Exchange Offer," including without limitation, a minimum condition that at least 95% of the outstanding Warrants be exchanged prior to the Expiration Date. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to complete the Exchange Offer and/or exchange any of the Warrants tendered hereby and, in such event, the Warrants not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

                  The undersigned hereby irrevocably appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the undersigned's Warrants tendered hereby, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to effect the exchange of such Warrants for the shares of Common Stock (and cash payment in lieu of fractional interests, if any) being offered by the Company in exchange therefor pursuant to and upon the terms of the Exchange

Offer, including to deliver such Warrants, together with all accompanying evidences of transfer and authenticity, to the Company, the Exchange Agent or the stock transfer agent of the Company for retirement or cancellation.

                  All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Warrants may be withdrawn at any time prior to 12:00 Midnight, New York City Time on November 13, 1997, unless extended ("Expiration Date") and, unless previously accepted for exchange, at any time after 12:00 Midnight, New York City time, on December 12, 1997.

                  Unless otherwise indicated herein under "Special Exchange Instructions," please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of the registered holder(s) appearing above under "Description of Warrants Tendered Herewith." Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail the certificates representing issued Common Stock (and any cash in lieu of fractional interests) and/or return any Warrants not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) above appearing under "Description of Warrants Tendered Herewith." If both the "Special Exchange Instructions" and the "Special Delivery Instructions" are completed, please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of, and deliver the certificates(s) for such Common Stock (and any cash in lieu of fractional interests) and/or return any Warrants not accepted for exchange to, the person or persons so indicated. Appropriate signature guarantees have been included with respect to Warrants for which Special Exchange Instructions and/or Special Delivery Instructions have been given. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Warrants from the name of the registered holder thereof if the Company does not accept for exchange any of the Warrants so tendered.


             SPECIAL EXCHANGE INSTRUCTIONS SPECIAL DELIVERY INSTRUCTIONS (See
             Instructions 3, 4 and 5) (See Instructions 3, 4 and 5)

To be completed ONLY if the shares of the                   To be completed ONLY if the shares of the issued
Common Stock are to be issued in the name of                Common Stock are to be mailed to someone other
someone other than the undersigned.                         than the undersigned, or to the undersigned at an
                                                            address other than that shown above.
Issue and Mail Shares of the Common Stock to:               Mail Shares of the Common Stock to:



Name:                                                       Name:
      ------------------------------------------------            ----------------------------------------------------
                    (Please Print)                                                (Please Print)

Address:                                                    Address:
         ---------------------------------------------               -------------------------------------------------

------------------------------------------------------      ----------------------------------------------------------
                  (Include Zip Code)                                            (Include Zip Code)

------------------------------------------------------      ----------------------------------------------------------
      (Tax Identification or Social Security No.)                   (Tax Identification or Social Security No.)

                  The undersigned understands that tender of any of the Warrants pursuant to any of the procedures described in the Prospectus under the caption "THE EXCHANGE OFFER--Procedure for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus and this Letter of Transmittal. The undersigned further understands that no interest will be paid with respect to the shares of Common Stock (and/or any cash payment in lieu of fractional interests) to be issued and delivered to the undersigned in exchange for the undersigned's Warrants tendered hereby by reason of any delay in effecting such exchange or otherwise.

                      TENDERING WARRANT HOLDER(S) SIGN HERE
                    (Also complete Substitute Form W-9 Below)


------------------------------------------------------      ----------------------------------------------------------
                      Signature of Holder                            Social Security Number or Taxpayer I.D. Number



------------------------------------------------------      ----------------------------------------------------------
                  Signature(s) of Holder(s)                     Social Security Number or Taxpayer I.D. Number

Dated:                              , 1997

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the tendered Warrants or a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated. See Instruction 3.)

Name(s):
         -----------------------------------------------------------------------
                                     (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                                  (Including Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                     (Only if Required -- See Instruction 3)

Authorized Signature:
                      ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                    (Please Print)

Title:
       -------------------------------------------------------------------------


Name of Eligible Institution:
                              --------------------------------------------------

Address:
         -----------------------------------------------------------------------

Area Code and Telephone No.:
                             ---------------------------------------------------

Dated:                                      , 1997
       ------------------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

                  (i) Delivery of this Letter of Transmittal and Warrants; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used to exchange Warrants for shares of Common Stock either if Warrants are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders of Warrants are to be made pursuant to the procedures for delivery by book-entry transfer set forth under "The Exchange Offer--Procedure for Tendering" in the Prospectus. Accordingly, certificates for all physically delivered Warrants or Book-Entry Confirmation of the tender of such Warrants, as the case may be, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof, or an Agent's Message in connection with a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

                  The method of delivery of this Letter of Transmittal, the Warrants or Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of each holder of Warrants and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Warrant holders use an overnight or hand delivery service providing for receipted delivery.

                  Holders whose Warrants are not immediately available or who cannot deliver their Warrants and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Warrants by delivering the Notice of Guaranteed Delivery form enclosed herewith, properly completed and duly executed by an Eligible Institution (as defined below--see Instruction 3), or by delivering an Agent's Message with respect to guaranteed delivery, in each case pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedure." To be effective, such Notice of Guaranteed Delivery must be: (i) made by or through an Eligible Institution, (ii) received by the Exchange Agent on or prior to the Expiration Date, and (iii) followed, within three business days after delivery of the Notice of Guaranteed Delivery, by the tendered Warrants, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile hereof), or an Agent's Message in connection with a book-entry delivery, and any other documents required by this Letter of Transmittal.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Warrant holders, by execution of this Letter of Transmittal (or facsimile hereof), shall waive any right to receive notice of the acceptance of their Warrants for exchange.


                  (ii) Withdrawals. Tenders of Warrants pursuant to the Exchange Offer are irrevocable, except that Warrants tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 12:00 Midnight, New York City time, on the Expiration Date and, unless previously accepted for exchange, at any time after 12:00 Midnight, New York City time, on December 12, 1997. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth herein. Any such notice of withdrawal must (i) specify the person named in this Letter of Transmittal as having tendered Warrants to be withdrawn, (ii) specify certificate numbers and designation of the Warrants to be withdrawn, (iii) specify the number of Warrants so being withdrawn, (iv) include a statement that such Warrant holder is withdrawing its tender of such Warrants for exchange, (v) include the name of the registered Warrant holder of such Warrants, and (vi) be signed by the Warrant holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Warrants being withdrawn. The Exchange Agent will return the properly withdrawn Warrants promptly following receipt of notice of withdrawal.

                  (iii) Guarantee of Signatures; Signature on this Letter of Transmittal; Written Instruments and Endorsements. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Warrants being tendered herewith (the term "registered holder" for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of such Warrants) unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Exchange Instructions" on this Letter of Transmittal or (ii) such Warrants are tendered for the account of a financial institution (a commercial bank, savings and loan association, credit union, or brokerage house) that is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program ("Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If Warrants are registered in the name of a person other than the signer of this Letter of Transmittal, the tendered Warrants must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name or names of the registered owner or owners appear on the Warrants, with the signatures on the Warrants or instrument of transfer guaranteed as aforesaid.

                  If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

                  If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If a number of Warrants registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Warrants.

                  When this Letter of Transmittal is signed by the registered holder or holders of Warrants listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

                  If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Warrants listed, the tendered Warrants must be endorsed or accompanied by separate written instrument of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder or holders, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Warrants with the signatures on the Warrants or instrument of transfer guaranteed as aforesaid.

                  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

                  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

                  (iv) Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the exchange of Warrants pursuant to the Exchange Offer. If, however, certificates representing Common Stock issued pursuant to the Exchange Offer or substitute certificates evidencing Warrants not exchanged are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Warrants tendered hereby, or if tendered Warrants are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Warrants to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Warrant holder or any other person) will be payable by the tendering Warrant holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Warrant holder.

                  (v) Special Exchange and Delivery Instructions; Mutilated, Lost, Stolen or Destroyed Warrants. If shares of the Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if shares of the Common Stock are to be sent (or unexchanged Warrants returned) to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

                  Any holder whose Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

                  (vi) Requests for Assistance or Additional Copies. All questions relating to the Exchange Offer, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Information Agent, as follows: D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, Tel: 1-800/207-3158. In addition, all questions relating to procedures for tendering may be directed to the Exchange Agent, Continental Stock Transfer & Trust Company, at 212/509-4000, extension 535, or by mail at 2 Broadway New York, New York 10004, Attention: Reorganization Department.

                  (vii) Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Warrants, and of notices of withdrawal of tendered Warrants, will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders of Warrants, or notices of withdrawal of tendered Warrants, that it determines are not in proper form or the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Warrants covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal or any particular Warrant holder. None of the Company, the Information Agent, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or withdrawals or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

                  (viii) Taxpayer Information and Substitute W-9.

                  All Warrant holders

                  All Warrant holders must complete Part 1 of the "Substitute Form W-9" set forth below by providing the Warrant holder's name, street address, city, and either (i) state and zip code, or (ii) country of residence. United States Warrant holders must also complete Part 2 of the "Substitute Form W-9" and all foreign Warrant holders must also complete Part 3 of the "Substitute Form W-9."

                  United States Warrant holders

                  United States federal income tax law requires that a United States holder who surrenders Warrants provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, if the surrendering holder is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the surrendering holder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made by the Company to the tendering holder may be subject to a 31% backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt persons (including, among others, all corporations) are not subject to these backup withholding and reporting requirements.

                  To prevent the 31% backup withholding tax, each surrendering United States holder must provide his or her correct TIN by completing Part 2 of the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that the surrendering holder is awaiting a TIN) and that (a) the surrendering holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Service has notified the surrendering holder that he or she is no longer subject to backup withholding or certify in accordance with the enclosed Guidelines that such surrendering holder is exempt from backup withholding. If shares of the Common Stock are to be issued in more than one name or in a name other than that of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

                  Foreign Warrant holders

                  United States federal income tax law requires a foreign holder who surrenders Warrants to provide the Exchange Agent (as payor) with a certification of such holder's foreign status. If the Exchange Agent is not provided with the certification of foreign status, payments that are made by the Company to the surrendering holder (including but not limited to any future dividends on the Common Stock) may be subject to the 31% backup withholding tax.

                  To prevent the 31% backup withholding tax, each surrendering foreign holder must certify, by completing Part A of Part 3 of the "Substitute Form W-9" set forth below, that such holder is not a United States citizen or United States resident (or that such holder is a foreign corporation, partnership, trust or estate). If shares of the Common Stock are to be issued in the name of a securities clearing organization, a bank or other financial institution, then an authorized representative of such institution must complete Part B of Part 3 of the "Substitute Form W-9" set forth below.

                  If the shares of the Common Stock are to be owned jointly be more than one foreign holder, each such joint owner must complete a separate
Part 3 of the "Substitute Form W-9."

                                PAYOR'S NAME:

                  Continental Stock Transfer & Trust Company
                             (As Exchange Agent)

                  All Warrant holders must complete Part 1 and either Part 2 or
Part 3 (See Instruction 8).

SUBSTITUTE

Form W-9

                                 -------------------------------------------------------------------
                                 PART 1: TO BE COMPLETED BY ALL WARRANT HOLDERS

                                 Name

                                 Address

                                 City, State, and ZIP code (or Country)

                                 PART 2: TAXPAYER IDENTIFICATION NUMBER (TO BE COMPLETED BY ALL UNITED
                                 STATES WARRANT HOLDERS.)

                                 (CHECK IF AWAITING TIN |_|)

                                                   Enter your taxpayer                                   Social security number
                                                   identification number                                      ____-__-____
                                                   in the appropriate box:

                                                                                                     Employer identification number
                                                                                                        __________-_________

                                 Certification. --Under penalties of perjury, I certify that:

                                 (1)     The number shown on this form is my correct Taxpayer Identification Number (or I am awaiting for a number to be issued to me), and

                                 (2)     I am not subject to backup withholding either because I have not been notified by the
                                         Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                 Signature _____________________________________________ Date_____________________________


------------------------------------------------------------------------------------------------------------------------------------

                                 PART 3: CERTIFICATE OF FOREIGN STATUS -- COMPLETE EITHER PART A OR PART B.
                                 (TO BE COMPLETED BY ALL FOREIGN WARRANT HOLDERS.)

Part  A:  Certification of       Under penalties of perjury, I certify that, to the best of my knowledge and belief, I am not a
          Registered Holder      United States citizen or resident (or I am a foreign corporation, partnership, trust or estate).

                                 Signature ______________________________________________ Date ___________________________


Part  B: Certification of        Under penalties of perjury, I certify that I am an authorized representative of the financial
         Financial               institution named below and that we have received from the beneficial owner a Form W-8 or
         Institution             substitute form in accordance with the provisions of Treasury Regulations Section
                                 1.6049-5(b)(2)(iv).

                                 ___________________________________________________________________________________________
                                 Name of Financial Institution

                                 Signature ______________________________________________ Date _____________________________

-------------------------------  ---------------------------------------------------------------------------------------------------
                                 PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                      NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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



                  (ix) Solicited Tenders. The Company will pay to Soliciting Dealers (as hereinafter defined) a solicitation fee related to their solicitation efforts of $.05 per Warrant for any Warrants tendered and accepted for exchange and exchanged pursuant to the Exchange Offer; provided that no solicitation fee shall be payable with respect to Warrants beneficially owned
(i) by any of the directors, executive officers or 5% stockholders of the Company who have indicated to the Company their current intent to tender their Warrants, (ii) by any employee of the Company or its affiliates or (iii) by the Soliciting Dealer. The term "Soliciting Dealer" shall mean (x) any broker or dealer in securities that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (y) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member or (z) any bank or trust company.

                  No such solicitation fee shall be payable to a Soliciting Dealer with respect to any tender of Warrants pursuant to this Letter of

Transmittal unless this Letter of Transmittal specifically designates where indicated above such Soliciting Dealer as having solicited and obtained the tender of the Warrants covered thereby. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Warrants by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Warrants are being delivered by book-entry transfer or pursuant to the guaranteed delivery procedure, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within five business days after the Expiration Date to receive a solicitation fee. All questions as to the validity, form or eligibility (including time of receipt) of Notice of Solicited Tenders will be determined by the Company, whose determination will be final and binding. None of the Company, the Exchange Agent, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give any such notification. The Company reserves the absolute right not to pay any solicitation fees that would, in the opinion of counsel for the Company, be unlawful or violate the regulations of any national securities exchange or the NASD. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent or the Information Agent for purposes of the Exchange Offer.

                  (x) Inadequate space. If the space provided in this Letter of Transmittal is inadequate, list and attach hereto on a separate schedule the Warrant certificate numbers, the number of Warrants represented thereby, the number of Warrants being tendered and the Series of Warrant.

                  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR WARRANTS AND ALL OTHER REQUIRED DOCUMENTS) OR
A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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